                               THIRD AMENDMENT TO


                      AMENDED AND RESTATED LOAN AGREEMENT

                                    BETWEEN

                                NUF CORPORATION

                                   AS LENDER
                                      AND

                           NATIONAL STEEL CORPORATION

                                  AS BORROWER


                           DATED AS OF AUGUST 2, 1995

     This Third Amendment to the Amended and Restated Loan Agreement (the "Third Amendment") is dated as of August 2, 1995 and entered into by and between NUF Corporation, a Delaware Corporation ("NUF") and National Steel Corporation, a Delaware Corporation ("NSC").

                                    RECITALS
                                    --------

     WHEREAS, NUF, as Lender, and NSC, as Borrower, have entered into a Loan Agreement dated as of December 27, 1990, which Loan Agreement was amended and restated on July 31, 1991, February 18, 1992 and October 30, 1992, and which Loan Agreement was further modified by the First Amendment, dated February 1, 1993 and by the Second Amendment, dated May 19, 1993 (the Loan Agreement, as amended, the "Amended and Restated Loan Agreement");

     WHEREAS, through funds obtained from The Export-Import Bank of Japan (the "Exim Bank") pursuant to a Loan Agreement dated February 28,1992, between the Exim Bank and NUF (the "Exim Loans") and pursuant to the terms of the Amended and Restated Loan Agreement, NUF has made several tranches of loans to NSC in the aggregate principal amount equal to $200,000,000 in connection with the financing of the construction and operation of the No. 5 Coke Battery (the "Exim Bank Funded Loans");

     WHEREAS, currently, NSC has funds not immediately necessary for its operations or capital improvements;

     WHEREAS, NSC desires to prepay on August 7, 1995 (the "Prepayment Date") $138,663,082.28, which corresponds to the sum of the outstanding principal amounts of (i) a tranche of the Exim Bank Funded Loans disbursed on March 5, 1992 (the "March Tranche"), the outstanding principal amount (not taking into account any payment to be made on the Prepayment Date pursuant to this Third Amendment) of which will be $112,664,620.12 on the Prepayment Date, and (ii) another tranche of the Exim Bank Funded Loans disbursed on June 5, 1992 (the "June Tranche"), the outstanding principal amount (not taking into account any payment to be made on the Prepayment Date pursuant to this Third Amendment) of which will be $25,998,462.16 on the Prepayment Date;

     WHEREAS, the payment schedule of the Exim Bank Funded Loans is included as Attachment 3 to the Amended and Restated Loan Agreement; and

     WHEREAS, the parties wish to enter into this Third Amendment to further amend the Amended and Restated Loan Agreement, to permit NSC to prepay the March and June Tranches.

     NOW THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

I.   DEFINED TERMS

     Capitalized terms used and not otherwise defined herein shall have the meanings specified in the Amended and Restated Loan Agreement.

II.  AMENDMENTS TO THE AMENDED AND RESTATED LOAN AGREEMENT

     Section 3.A. and Subsection 5.A.(iii) of the Amended and Restated Loan Agreement are hereby amended by adding the following at the end of Subsection 5.A. (iii):

     Notwithstanding anything to the contrary in Section 3.A. above and this Subsection 5.A.(iii), interest and principal with respect to the Exim Bank Funded Loans shall be repaid in accordance with the Amended and Restated Attachment 3, which is attached as Annex I to the Third Amendment to the Loan Agreement, dated as of August 2, 1995, and entered into by and between the Lender and the Borrower.

III. NSC'S REPRESENTATIONS AND WARRANTIES

     A. NSC hereby represents and warrants to NUF that the following statements are true, correct and complete as of the date hereof:

     1. NSC has all requisite corporate power and authority to enter into this Third Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended and Restated Agreement as amended by this Third Amendment (the "Amended Agreement").

     2. The execution and delivery by NSC of this Third Amendment and the performance by NSC of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to NSC, the Certificate of Incorporation or Bylaws of NSC or any order, judgment or decree of any court or other agency of government binding on NSC, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of NSC, (iii) result in or require the creation or imposition of any lien upon any of the properties or assets of NSC, or (iv) require any approval of stockholders or any approval or consent of any person under any contractual obligation of NSC.

     3. The execution and delivery by NSC of this Third Amendment and the performance by NSC of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     4. This Third Agreement and the Amended Agreement have been duly executed and delivered by NSC and are the legally valid and binding obligations of NSC, enforceable against NSC in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     B. The representations and warranties of NSC contained in the Amended and Restated Loan Agreement are true, correct and complete in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     C. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Third Amendment that would constitute an Event of Default under the Amended and Restated Loan Agreement.

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

     D. It shall constitute an Event of Default under the Amended Agreement if any representation or warranty made by NSC in this Third Amendment shall prove to have been false in any material respects when made.

IV.  MISCELLANEOUS.

     A. The obligation of NSC to perform the terms of this Third Amendment shall be unconditional and irrevocable and NSC shall repay the Exim Bank Funded Loans strictly in accordance with the Amended and Restated Attachment 3 under all circumstances, including, without limitation, failure of NSC to meet any of the representations or warranties made in this Third Agreement.

     B. The execution, delivery and performance of this Third Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of NUF under the Amended and Restated Loan Agreement.

     C. This Third Amendment shall be effective immediately upon execution.

     D. This Third Amendment shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the state of New York, without regard to its conflicts of laws principles.

     E. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                              NUF CORPORATION



                              By:   /s/  Masao Goda
                                    ---------------------------
                                    Name:  Masao Goda
                                    Title: President



                              NATIONAL STEEL CORPORATION



                              By:   /s/  William E. McDonough
                                    ---------------------------
                                    Name:  William E. McDonough
                                    Title: Assistant Treasurer


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